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                                                                   EXHIBIT 10.8



                                    AGREEMENT

               DRAWN UP AND SIGNED IN TEL AVIV, ON JUNE 10TH 2001



                                     BETWEEN

                      MARNETICS BROADBAND TECHNOLOGIES LTD.

                         Public Company No. 52-004389-4

                                12 Hayetzira St.

                             Raanana Industrial Zone

                          (HEREINAFTER: "THE COMPANY")

                                                         OF THE FIRST PART;

                                       AND
                      IDAN MILLENIUM INVESTMENTS AND ASSETS

                         (HEREINAFTER: "THE PURCHASER")

                                                         OF THE SECOND PART;

WHEREAS the Company, inter alia, engages in the installation and maintenance of electricity and communication infrastructure systems (hereinafter: "The Operations");

AND WHEREAS     the Company is interested to sell the sold assets to the
                Purchaser, according to their definition hereunder, including the fixed assets, the rights and obligations, emerging from its commitments, the know-how in its possession, pertaining to the Operations, goodwill, clients and the connections of the Company, which are serving it in the carrying out of the Operations, and all as specified in this Agreement;


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AND WHEREAS     the Purchaser was one of the proposers, who responded to the
                Request for Proposals of the Company, and on the basis of the proposal of the Purchaser, the Company is interested to sell the sold assets to the Purchaser, and the Purchaser agrees to purchase the sold assets, all subject to the conditions, specified in this Agreement hereunder;

AND WHEREAS     the Company and the Purchaser are interested to arrange their relations in connection with the sale of the sold assets and the payment of the consideration;

THEREFORE, IT HAS BEEN DECLARED, AGREED AND STIPULATED BETWEEN THE PARTIES, AS
FOLLOWS:

1. PREAMBLE, HEADINGS AND APPENDICES

         1.1. The preamble to this Agreement and its Appendices constitute an integral part thereof.

         1.2. The headings of the Sections are intended for purposes of reference in this Agreement and should not be used for its interpretation.

2.       DEFINITIONS

         In this Agreement, the terms specified hereunder shall bear the following meaning:

         "THE DETERMINING DATE" - MARCH 31ST 2001

         "THE SOLD ASSETS" -

         The full Operations of the Company with respect to the carrying out of electricity jobs, including fixed assets, stock, commitments, obligations, the contractor's license, goodwill, legal claims and the holdings of the


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         Company in Newline, and all as of the Determining Date, according to its definition hereunder, with the exception of assets, which are not purchased, and liabilities, which are not purchased, as per their definition in this Agreement;

         "FIXED ASSETS" -

         The equipment, facilities, vehicles and other movable, owned by the Company, as of the Determining Date, as specified in APPENDIX A to this Agreement;

         "THE STOCK" -

         Components, spare parts, auxiliary materials, accessories and the like, serving for the Operations, as of the Determining Date, as specified in Appendix B to this Agreement;

         "THE COMMITMENTS" -

         All the rights and obligations of the Company, within the framework of Agreements by which the Company is committed, and which are serving for the management and execution of the Operations, whether made in writing or verbally, as of the Determining Date, including guarantees and securities, given by the Company and/or by anyone on its behalf within the framework of the Agreements, as stated, and/or pursuant to the assurance of their execution and the quality of the execution, including Employment Agreements, loans to employees, Leasing Agreements, Rent Agreement, and any Agreement of any kind and type by which the Company is committed in connection with the Operations, as of the Determining Date, and also any future commitments pertaining to Operations in respect of which the Company filed proposals within the framework of tenders and/or in respect of

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         which the Company is currently handling negotiations, including obligations for the carrying out of jobs, with the exception of the assets, which are not purchased;

         "THE ASSETS WHICH ARE NOT PURCHASED" -

         The rights and obligations of the Company in accordance with the Marnetics Agreement; the balance of clients, debtors and receivable income, emerging from commitments during the period up until the Determining Date; rights and obligations in accordance with insurance policies; the bookkeeping and payroll computer, including software and the entire bookkeeping data of the Company, and any documents and records pertaining to its Operations and also loans, which were placed by the Company in favor of interested parties of the Company;

         "OBLIGATIONS" -

         The full obligations of the Company, as of the Determining Date, including toward leasing companies and toward other creditors, including employees of the Company for leave, recuperation, and reserve for compensation, income tax, other authorities, Marnetics Ltd., with the exception of the obligations, which are not purchased;

         "THE OBLIGATIONS, WHICH ARE NOT PURCHASED" -

         The balance of the current obligations, as of the Determining Date, toward banks and suppliers, including: open debts to suppliers, payable cheques and payment of work wages to employees up until March 2001, up to an

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         inclusive amount of NIS 7,455 thousand, as specified in APPENDIX C to this Agreement;

         "THE CONTRACTOR LICENSE" -

         The contractor license, registered in favor of the Company, to the extent that it would be possible to transfer it;

         "THE GOODWILL" -

         The goodwill of the Company, the accumulated know-how in its possession, its connections with its clients and suppliers, and also any other right of any kind and type whatsoever in connection with the Operations;

         "THE HOLDINGS OF THE COMPANY IN NEWLINE" -

         The holdings of the Company in the Subsidiary, Stav - Newline Ltd.;

         "LEGAL CLAIMS" -

         Any claim, filed against the Company and/or on its part, prior to the Determining Date and/or a claim which is filed against the Company after the determining date, whose ground emerged at a date prior to the determining Date;

         "THE MARNETICS AGREEMENT" -

         An Agreement, signed on May 31st 2000, between the Company and Marnetics Ltd. (a private company) pursuant to the purchasing of the entire share capital of Marnetics Ltd. against the allotment of 75% of the shares of the Company, including all the amendments and Appendices thereto;

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         "THE CONSIDERATION" -

         The inclusive amount, which would be paid to the Company by the Purchaser, against the sale of the sold assets, as specified in Section 6 hereunder;

         "EMPLOYEES" -

         All the employees, who as of the Determining Date, were employed by the Company within the framework of the Operations, by way of an employer - employee relationship between them and the Company, as specified in the list, APPENDIX D to this Agreement, including the wages and accompanying benefits to which the employees are entitled, as of the Determining Date, and also the amount of severance pay, which the Company actually deposited solely with compensation funds and/or executive insurance policies for the employees, as stated;

         "LOANS TO EMPLOYEES" -

         Loans placed by the Company in favor of its employees, amounting as of the Determining Date to a total of NIS 32,769;

         "THE FINANCIAL STATEMENTS" -

         The audited financial statements of the Company, as of December 31st 2000, which would be published by July 15th 2001, and the certified Financial Statements of the Company, as of March 31st 2001, which would be enclosed with this Agreement, as an appendix, immediately upon the completion of their preparation, and also a trial balance sheet with respect to the Operations, as of the Determining Date, as stated in
         Section 5.3 of this Agreement;

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3.       THE DECLARATIONS OF THE COMPANY

         The Company hereby declares, as follows:

         3.1. The Board of Directors of the Company approved the commitment of the Company in this Agreement and the fulfillment of its obligations, as specified therein; the approval of the Board of Directors is in line with the provisions of the documents of incorporation of the Company and the provisions of any Law, and according to the best knowledge of the Company, there is no need for any additional resolution, approval or document, pursuant to the fulfillment of the obligations of the Company, as specified in this Agreement, and there is no impediment and/or restriction, whether by Law or an Agreement, to the signing of this Agreement by the Company and the fulfillment of all its obligations in accordance with it, with the exception of that stated in Sections
              3.3 and 7 hereunder.

         3.2. The Company is the sole proprietor and holder of all the sold assets, and no one other then the Company has any right of possession or use of said assets, with the exception of a general floating lien, imposed on the Operations of the Company in favor of Bank Hapoalim Ltd., which would be removed up until the conclusion of the transaction.

4.       THE DECLARATIONS OF THE PURCHASER

         The Purchaser hereby declares, as follows:


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         4.1. It has viewed the sold assets, including their physical and legal condition and also all the legal, accounting and other data, pertaining to the sold assets, including with respect to the commitments, allowances to employees, obligations and legal claims, and found them all to be suitable for its purposes, and it hereby explicitly waives any contention of defect and/or flaw and/or discrepancy in connection with the sold assets, and it shall not have any contention and/or claim against the Company with respect to their condition and/or nature and/or kind.

         4.2. Furthermore, the Purchaser approves that this commitment is made after having examined, personally and independently, including by means of professionals on its behalf, all the relevant data, including the monetary and physical data, and the utilization possibilities of the sold assets, and after having conducted all the legal and other examinations in connection with the sold assets, including the fixed assets, the commitments, allowances to employees, obligations and legal claims, the goodwill and rights of the Company therein, and found them all to be suitable for its objectives, and it shall not have any contention and/or claim toward the Company, including with respect to any datum, which would not accord with its examination following the purchasing of the sold assets.

         4.3. The Purchaser declares, that it is aware and it agrees, notwithstanding anything stated in this Agreement, that the


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              Company sells and transfers to it and that it purchases and receives the sold assets from the Company, as is upon the Determining Date, and that the Purchaser shall not have any contentions and/or claims and/or demands of any kind toward the Company in connection with the sold assets, as they are upon the Determining Date.

         4.4. Without prejudice to the generality of that stated above, the Purchaser declares that it is aware and it agrees and approves, that it shall not have any contention or claim against the Company with respect to the condition and/or quality and/or possibilities of use and the potential of the sold assets.

         4.5. In order to remove any doubt, the Purchaser is aware, notwithstanding anything stated in this Agreement, that the Purchaser is committed upon the date of signature of this Agreement in an Agreement for the purchasing of the sold assets, according to their condition upon the Determining Date, and it is aware that from the date of examination of the sold assets by it and the signature of the Agreement until the Determining Date, changes took place in the normal course of business, inter alia, in the operations of the Company, its commitments, rights and obligations, and it waives any contention and/or claim against the Company in connection with any change, that has occurred, as stated.


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         4.6. The Purchaser declares that it is aware and it agrees that the sold assets were not qualitatively examined by the Company and that the Company is not liable for their characteristics, quality and utilization possibilities, entirely or partially.

5.       THE TRANSACTION

         5.1. Subject to the provisions of this Agreement, the Company is obligated to sell to the Purchaser and the Purchaser, upon the date of completion of the transaction, effective from April 1st 2001, is obligated to purchase and receive the transfer of the sold assets, including each and every element thereof, including the obligations, and all of these according to their condition, as is upon the Determining Date.

         5.2. The Company is obligated to deliver the possession of the sold assets to the Purchaser, upon the date of completion of the transaction, occurring on June 10th 2001 or an earlier date in the agreement of the parties (hereinafter: "The Completion Date of the Transaction"), according to their condition, as is upon the Determining Date, and all subject to the depositing of the full consideration by the Purchaser, as stated in Section 6 hereunder.

         5.3. Upon the Completion Date of the Transaction, the Company shall furnish the Purchaser with a trial balance with respect to the Operations, as of the Determining Date. Upon the completion of the preparation of the Financial Statements of the Company, as of March 31st 2001, an adjustment shall be carried out between the

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              parties with respect to the amount paid by the Purchaser for elements of the sold assets, and in any event whereby any of the parties should receive moneys from the other party in consequence of the adjustment, same party shall receive payment of same amounts which are due to it.

6.       THE CONSIDERATION AND PAYMENT DATE

         6.1. In consideration of the sold assets and the fulfillment of all the obligations of the Company in accordance with this Agreement, the Purchaser is obligated to pay to the Company and undertake a liability in a total amount of NIS 6,088 thousand, together with the lawful addition of VAT, upon the date and according to the terms specified hereunder (hereinafter: "The Total Consideration"). Out of the Total Consideration, the Purchaser shall pay to the Company an amount of NIS 2,500 thousand, to be paid as specified in Section 6.2 hereunder (hereinafter: "The Paid Consideration"), and as the Purchaser liabilities, which are estimated based on the trial balance sheet, as of March 31st 2001, as stated in Section 5.3 above, in the amount of approx. NIS 3,588 thousand (hereinafter: "The Consideration as per the Commitment"). The Consideration as per the Commitment shall be paid by the Purchaser upon the payment date of each of the elements of the Consideration as per the Commitment, as specified in Appendix E to this Agreement, in accordance with any Law and/or the Agreement.


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              It is hereby agreed between the parties that the Total
              Consideration was offered by the Purchaser within the framework of the Request for Proposals, as the amount of NIS 1,781 thousand out of which is offered by the Purchaser for the fixed assets (including equipment, vehicles and movable), while the balance of the Total Consideration is offered by the Purchaser with respect to the stock, accumulation of orders and jobs in performance.

         6.2. The Paid Consideration shall be paid to the Company by the Purchaser, as from February 1st 2002, payable in 25 consecutive and successive monthly installments, in such a manner that each payment shall be in the amount of NIS 100,000 (hereinafter: "The Monthly Payment"). The Monthly Payment shall be linked to the Consumer Price Index, in such a manner whereby the payment shall change according to the recent Consumer Price Index, known upon the making of the payment, in relation to the Consumer Price index, known upon the date of signature of this Agreement.

7.       COMMITMENTS

         7.1. Within the framework of the sale of the sold assets and their transference to the Purchaser, the Company shall assign to the Purchaser and the Purchaser shall undertake the rights and liabilities of the Company in accordance with the commitments and the obligations, effective from the Determining Date, including obligations for the carrying out of jobs, proposals in tenders and commitments in respect of which negotiations were handled.

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         7.2. The Purchaser shall be solely and exclusively liable for obtaining all the consents, as such would be required, if and to the extent that they are required, pursuant to the transferring, assignment and endorsement of the commitments and obligations in favor of the Purchaser. In the event that according to any of the commitments and/or obligations, it is not possible to transfer and/or assign and/or endorse them without the consent of a third party, then the Purchaser is obligated to act pursuant to the receipt of the required consent of such a third party, as stated, up until the Completion Date of the Transaction.

         7.3. I any event, whereby the consent of any third party, required in accordance with that stated in the provisions of this Agreement, is not obtained up until the Completion Date of the Transaction, the Company may decide on the completion of the transaction and it shall act, up to the receipt of the consent of the third party, as follows:

              7.3.1. It shall maintain the commitments, as stated, in trust on behalf of the Purchaser and shall give to the Purchaser all the powers of attorney, which are required and which might be reasonable required by the Purchaser, in order to act according to the commitments, as stated. The Company shall pass to the Purchaser, immediately upon their receipt, any notice or other document, which are pertaining or connected to the commitments, as stated,


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                      and the Purchaser shall act in the stead of the Company in accordance with the commitments, as stated, at its expense and in its liability; and,

              7.3.2. To the extent permitted by Law, the Company shall transfer to the Purchaser all the rights and liabilities, emerging from the commitments, as stated, as if the Purchaser was a party to the commitments, as stated, and it shall act under the reasonable guidance of the Purchaser. The Purchaser shall not have any contention and/or claim against the Company and it shall indemnify the Company with respect to its activity within the framework of the fulfillment of the Agreements, as stated, to the extent that it has acted upon them in accordance with the instructions of the Purchaser.

              7.3.3. If and until receipt of the consent of the third party, the Company shall assist the Purchaser in accordance with the requirement of the Purchaser and at its expenses, in order to allow the Purchaser to enforce the rights of the Company in accordance with the commitments.


              7.3.4. In the event, by which the conditions of any commitment prevents the transferring of liabilities to the Purchaser, due to any cause whatsoever, the Company, according to its exclusive discretion, and subject to any Law, shall determine arrangements allowing maximum

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                      implementation of a transfer to the Purchaser, as stated,
                      in accordance with the conditions of the commitments.

         7.4. In order to remove any doubt, it is hereby agreed between the parties that bearing in mind that the commitment is valid as from the Determining Date, the Purchaser shall bear all the expense, actually borne by the Company, and shall be entitled to all the revenues of the Company, applying from the Determining Date until the completion date of the transaction, subject of this Agreement. Without prejudice to the generality of that stated above, it is hereby agreed as follows:

              7.4.1. Within 30 days from the date of signature of the Agreement, the Purchaser shall receive the bookkeeping records of the Company with respect to the expenses of the Company for the months April and May 2001.

              7.4.2. The expenses for April 2001, which were borne by the Company, shall be paid by the Purchaser up until August 31st 2001.

              7.4.3. The expenses for May 2001, which were borne by the Company, shall be paid by the Purchaser up until September 31st 2001.

         7.5. It is hereby clarified, that the date of completion of the transaction, as stated in Section 5.2 above, shall take place prior to the approval of the general meeting of shareholders of the Company with respect to the commitment, subject of this Agreement. The Purchaser is

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              obligated to receive the sold assets upon the date of completion of the transaction and to act with them in trust in accordance with the Trust Law, 1979. In the event that the approval of the commitment by the general meeting of shareholders of the Company is received, the sold assets shall transfer to the title and full proprietorship of the Purchaser. In the event that the approval of the general meeting of shareholders of the Company was declined, the Purchaser shall return the sold assets to the Company and the parties shall determine between them the necessary arrangements, pursuant to the return of the sold assets, as stated.

8.       TRANSFERRING THE EMPLOYEES OF THE COMPANY TO THE PURCHASER

         8.1. The Company is obligated to transfer and the Purchaser is obligated to absorb all the employees of the Company, as of the Determining Date, effective from April 1st 2001, as these employees shall become the employees of the Purchaser, effective from April 1st 2001, while preserving the continuity of their rights, taking into account the seniority accumulated by them from the commencement of their work with the Company.


         8.2. The Purchaser shall bear the exclusive liability for the making of all the payments to the employees, whether those continuing their employment or those, who decide to terminate their employment with the Purchaser, if any, and the Purchaser shall pay to them all the amounts, which are due to them in accordance with the Law and the conditions of their employment, and also in connection with

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              their resignation from work, as from the commencement of their period of employment with the Company. In order to remove any doubt, the Company shall bear no liability with respect to same employees, and it shall not bear any payment whatsoever toward the employees, as stated, with the exception of the transferring of the amounts which were actually deposited in favor of the employees, as stated, with the severance pay funds. The Purchaser explicitly declares, without prejudice to the generality of that stated above, that it is aware that the amounts, which were actually deposited by the Company with the severance pay funds, in favor of the employees, as stated, do not cover the full liability, which the Company might have toward the employees, as stated, and that the Purchaser shall in any event supplement the due amount, in any event of payment of severance pay to the employees in accordance with the provisions of the Law.

         8.3. The Company, upon the date of this Agreement, shall pass to each of the employees, a letter according to the draft, attached to this Agreement, as APPENDIX F.

9.       LIABILITY AND INDEMNIFICATION

         9.1. The Purchaser shall be liable for all the sold assets, including toward any party with whom the Company is committed according to any commitment whatsoever within the scope of the Operations, even prior to the Determining Date, including for jobs, which the Company commenced with their execution prior to the Determining


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              Date, including jobs which the Company was awarded within the framework of tenders and which it did not commence with their execution, prior to the Determining Date.

              Without prejudice to the generality of that stated above, the Purchaser is obligated to indemnify the Company for any claim and/or requirement and/or contention, filed against the Company in connection with the sold assets, including a claim, as stated, whose ground originated prior to the Determining Date. An indemnification, as stated, may include any expense and/or lacking, which would be borne by the Company, including legal fees and expenses.

         9.2. The Company is obligated to notify to the Purchaser in writing and without any delay of any requirement and/or claim for the payment of any amount whatsoever, which is covered within the framework of the indemnification liability, given by the Purchaser, as stated above, and to allow to the Purchaser to defend, at its expense, against any requirement and/or claim, as stated.

         9.3. The Company is obligated not to bear any payment whatsoever on the account or for the covering of a requirement and/or claim, as stated, and also not to settle with parties, that are presenting requirements and/or claims, as stated, without receiving the early written consent of the Purchaser. The Purchaser, on its part, shall as soon as possible take all the necessary actions, in order to defend against requirements and/or claim, as stated.

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              In the event that interim orders and/or attachments are issued against the Company or if plaintiffs, as stated, are given interim relieves, the Purchaser shall act, at its expense, as early as possible and while taking all the reasonable steps, required in order to cancel and/or remove such relieves, as stated.

              In addition, the parties hereby agree that the Purchaser shall bear the exclusive liability for any claim and/or contention and/or requirement, which would be filed against the Company, prior to the Determining Date, and it shall indemnify the Company for any damage and/or loss and/or lacking, caused to it in consequence of a claim and/or contention and/or requirement, as stated, including expenses and legal fees.

10.           BREACH AND REMEDIES

         10.1. In any of the events, specified hereunder, the Purchaser hereby agrees, that the Company shall be entitled, in accordance with its exclusive and absolute discretion, to require from the Purchaser to pay the full amount of the Consideration and/or to notify of the cancellation of this Agreement:

                10.1.1. The Purchaser breached an obligation, the breach of which is viewed as a fundamental breach of this Agreement, particularly as the Purchaser fails to pay to the Company any amount whatsoever upon the Determining Date, so long as the Purchaser received a notice with respect to the breach and the breach is not

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                        cured within seven business days from the date of the
                        notice, which was passed to the Purchaser with respect to the breach.

                10.1.2. Procedures of bankruptcy and/or liquidation and/or receivership and/or execution and/or attachment were applied against the Purchaser, prior to the payment to the Company of the full Consideration in accordance with this Agreement, and these procedures are not revoked within 15 days from the time that the Purchaser or the Company became aware of them, whichever is the earlier.

         10.2. In order to remove any doubt, that stated above shall not restrict the right of the Company to act pursuant to the cancellation of this Agreement.

         10.3. It is agreed between the parties, that Section 4, 5.3, 6, 7, 8 and 9 of this Agreement are fundamental Sections of this Agreement. A failure to meet these conditions or any of them over a period exceeding three days from the date by which the Purchaser was supposed to fulfill them, or any of them, shall entitle the Company to an agreed in advance fixed compensation of NIS 500,000, together with differences of linkage to the index, that being in addition to any other relief to which the Company is entitled in accordance with any Law. It is hereby clarified, that in such an event, the Company shall be entitled, but not obligated, to realize the original bank guarantee on the account of the agreed upon

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                compensation or any other compensation, which would be due to the Company from the Purchaser.

         10.4. It is hereby clarified that nothing in this Agreement shall be interpreted, as if it may prejudice the rights of the Company in accordance with the Contracts Law (Remedies for Breach of Contract), 1971, its other rights in accordance with any Law, including showing a higher damage, if any, in consequence of the breach of the Agreement on the part of the Purchaser.

11.      TAXES, PAYMENTS AND TRANSITORY PROVISIONS

         11.1. The tax liability, which might apply to the Company in connection with the sale of the assets, sold to the Purchaser only, in accordance with the previsions of this Agreement, if and to the extent that it would apply, shall be borne solely by the Company.

         11.2. All the payments and taxes, applying to the sold assets, if any, with the exception of the tax liability, as stated in Section
                11.1 above, prior to the Determining Date, shall apply to the Purchaser and be borne by it, including expenses and payments of any kind whatsoever, whether governmental or municipal, which apply and/or would apply by Law to the transferring of the possession and the full rights of the Company in the assets, which are sold to the Purchaser.

         11.3. The Purchaser is obligated to carry out all the required actions, including actions opposite various authorities, the signing of documents and the placing of any required deposit, if any, pursuant


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                to the transferring and endorsement of all the commitments of the Company in favor of the Purchaser. The expenses incurred in the making of these actions shall apply solely to the Purchaser.

         11.4. The Purchaser shall be liable for the receipt of a permit, a license, including a business license, a contractor license or any other license, required or which would be required by any authority whatsoever and/or by Law, pursuant to the management of an enterprise. The expenses of the licensing and permits shall apply solely to the Purchaser.

         11.5. In the event that the Company paid any amount, the liability for its payment, entirely or partially, applies to the Purchaser, the Purchaser shall refund the amount, which was paid, within five days from the receipt of a written requirement in this respect, as the amount bears interest, according to the maximum rate, accustomed with respect to current debitory accounts with Bank Hapoalim Ltd.

12.      WAIVER AND CHANGE OF STIPULATIONS IN THE AGREEMENT

         12.1. Any change or amendment of the Agreement, including a supplement to the Agreement or to any of its conditions shall be made in writing and signed by both parties.

         12.2. This Agreement expresses all the conditions, agreed upon between the parties and/or it nullifies all Agreements, either verbally or in writing, made by the parties prior to the signing of this Agreement, which are not explicitly stated therein.

         12.3. No conduct on the part of the Company shall be viewed as a waiver of any of its rights in accordance with the Agreement and/or by any Law or as a consented waiver on its part with respect to any breach or failure to fulfill any condition whatsoever, unless such a waiver, consent, deferral, change, cancellation or supplement were made explicitly and in writing.

13.      THE EXECUTION OF THE AGREEMENT

         Immediately following the signing of this Agreement, the parties are obligated to cooperate and to sign any document, deed, application, power of attorney, and any other document, required pursuant to the execution of the provisions of this Agreement, in due time, and to appear before any authority and/or person, as would be required for the execution of this Agreement. Without prejudice to the generality of the obligation stated above, the parties declare that they shall fulfill the reporting duties to all the authorities, to the extent required in consequence of the signing of this Agreement and its execution.

14.      JURISDICTION

         Claims pertaining to this Agreement and/or emerging therefrom shall be filed with the Court having the material jurisdiction, located in Tel Aviv, and the Court, as stated, shall have the local and exclusive jurisdiction to hear claims, as stated.

15.      STAMPING

         The Purchaser shall bear the stamping expenses of this Agreement.

16.      ADDRESSES OF THE PARTIES AND NOTICES

         The addresses of the parties are as indicated in the preamble to this Agreement. Any notice passed by registered mail from one party to the other, according to the aforementioned addresses, shall be viewed as if reached its destination within three business days from the date of its posting at a post office in Israel.

         A notice transmitted via facsimile shall be viewed as a notice received upon the first business day following its transmission.

                  IN WITNESS THEREOF, THE PARTIES HAVE SIGNED:



/s/ DAVID SHEETRIT                             /S/ DOV STRIKOVSKY
--------------------------------------         ---------------------------------
David Sheetrit - Acting CEO                    Dov Strikovsky - Director
Marnetics Broadband Technologies Ltd.          Idan Millenium Investments
                                               and Assets Company Ltd.

/S/ ISAAC NISSIM
--------------------------------------
Isaac Nissim
Marnetics Broadband Technologies Ltd.

                                   APPENDIX C

                    THE OBLIGATIONS, WHICH ARE NOT PURCHASED



      ---------------------------------------------------------------------------------
      DEBTS TO SUPPLIERS                                                    3,327
      ---------------------------------------------------------------------------------
      PAYABLE CHEQUES                                                       3,618
      ---------------------------------------------------------------------------------
      EMPLOYEES AND ENTITLED FOR FEE                                          510
                                                                           ------
      ---------------------------------------------------------------------------------
      TOTAL                                                                 7,455
      ---------------------------------------------------------------------------------

                                   APPENDIX D

                                 EMPLOYEE INDEX

---------------------------------------------------------------------------------------------------------------
                                                                                             IDENTITY
       EMPLOYEE NO.            DEPARTMENT         SURNAME             FIRST NAME            CERTIFICATE
                                                                                                 NO.
---------------------------------------------------------------------------------------------------------------

1.                                 1            Strikovsky            Dov                   51276897
---------------------------------------------------------------------------------------------------------------
2.                                 1            Ganah                 Eli                   053296893
---------------------------------------------------------------------------------------------------------------
3.                                 1            Barel                 Yaakov                77412534
---------------------------------------------------------------------------------------------------------------
4.                                 1            Levi                  Menachem              057196503
---------------------------------------------------------------------------------------------------------------
5.                                 1            Hag Yichieh           Haled                 5817311
---------------------------------------------------------------------------------------------------------------
6.                                 1            Mory                  Shlomo                54902119
---------------------------------------------------------------------------------------------------------------
7.                                 1            Biton                 Nisim                 22985592
---------------------------------------------------------------------------------------------------------------
8.                                 1            Hag Yichieh           Said                  58174855
---------------------------------------------------------------------------------------------------------------
9.                                 1            Cohen                 Daniel                12042958
---------------------------------------------------------------------------------------------------------------
10.                                2            Navon                 Sima                  000301630
---------------------------------------------------------------------------------------------------------------
11.                                2            Hag Yichieh           Omar                  57551863
---------------------------------------------------------------------------------------------------------------
12.                                1            Dadon                 David                 056714520
---------------------------------------------------------------------------------------------------------------
13.                                1            Biton                 Yigal                 025272600
---------------------------------------------------------------------------------------------------------------
14.                                1            Amar                  Eliyahu               058869421
---------------------------------------------------------------------------------------------------------------
15.                                1            Goutin                Igor                  309231652
---------------------------------------------------------------------------------------------------------------
16.                                1            Nachmias              Gilbert               065382640
---------------------------------------------------------------------------------------------------------------
17.                                1            Gurevich              Viadi Saleb           311722672
---------------------------------------------------------------------------------------------------------------
18.                                1            Hag Yichieh           Jaafar                58933631
---------------------------------------------------------------------------------------------------------------
19.                                1            Ben - Shalom          Michael               054956875
---------------------------------------------------------------------------------------------------------------
20.                                1            Levi                  Ezra                  50820067
---------------------------------------------------------------------------------------------------------------
21.                                1            Atira                 Yechiel               42412403
---------------------------------------------------------------------------------------------------------------
22.                                1            Yahav                 Adiv                  029424504
---------------------------------------------------------------------------------------------------------------
23.                                1            Fedida                Abraham               057997934
---------------------------------------------------------------------------------------------------------------
24.                                1            Strikovsky            Asaf                  37536950
---------------------------------------------------------------------------------------------------------------
25.                                1            Hag Yichieh           Husam Taleb           026307314
---------------------------------------------------------------------------------------------------------------
26.                                1            Fogel                 Yaakov                032019390
---------------------------------------------------------------------------------------------------------------
27.                                1            Hag Yichieh           Viam                  026306878
---------------------------------------------------------------------------------------------------------------
28.                                1            Lantzer               Vladimir              319337937
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                             IDENTITY
       EMPLOYEE NO.            DEPARTMENT         SURNAME             FIRST NAME            CERTIFICATE
                                                                                                 NO.
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
29.                                1            Amir                  Albert                67824623
---------------------------------------------------------------------------------------------------------------
30.                                1            Mashali               Reuven                069671006
---------------------------------------------------------------------------------------------------------------
31.                                1            Mogilevsky            Vladimir              306006297
---------------------------------------------------------------------------------------------------------------
32.                                1            Hag Yichieh           Raami                 025898297
---------------------------------------------------------------------------------------------------------------
33.                                1            Baashef               Ibrahim               042350124
---------------------------------------------------------------------------------------------------------------
34.                                1            Greber                Abraham               030015168
---------------------------------------------------------------------------------------------------------------
35.                                2            Shealtiel             Ayala                 023094410
---------------------------------------------------------------------------------------------------------------
36.                                1            Hag Yichieh           Yossef                023434855
---------------------------------------------------------------------------------------------------------------
37.                                1            Niv                   Amalia                055986616
---------------------------------------------------------------------------------------------------------------
38.                                1            Nashef                Hamed                 066095373
---------------------------------------------------------------------------------------------------------------
39.                                1            Shabtay               Avi                   031822067
---------------------------------------------------------------------------------------------------------------
40.                                1            Hag Yichieh           Ahmad                 029807799
---------------------------------------------------------------------------------------------------------------
41.                                1            Azem                  Shadi                 0299408014
---------------------------------------------------------------------------------------------------------------
42.                                1            Gabar                 Garir                 023214141
---------------------------------------------------------------------------------------------------------------
                                   1            Mesarawa              Muhamad               039287230
---------------------------------------------------------------------------------------------------------------

                                   APPENDIX F

                             LETTER TO THE EMPLOYEE

To:

_______________________________                               Date: __________

Here

Dear Sir / Madam,

Re:      YOUR TRANSFERRING TO IDAN MILLENIUM INVESTMENTS AND ASSETS COMPANY LTD.

1. We hereby notify you that within the framework of the sale of the electrical operations from Marnetics Broadband Technologies Ltd. (hereinafter: "Marnetics") to Idan Millenium Investments and Assets Company Ltd. (hereinafter: "Idan"), you are hereby transferred to work with Idan, as from ________.

2. Upon your transfer, in order to serve as an employee with Idan, the labor relationship between you and Marnetics shall actually be terminated, and your new employer shall be Idan.

3. We would to clarify that the continuous of your rights, similarly to all your work conditions, as they were shortly before the transfer, shall be fully maintained.

4. In order to remove any doubt, Idan shall be liable toward you with respect to all the liabilities, emerging from your terms of employment, as from the commencement date of your work with Marnetics.

5.       We wish you success in your future.

 ------------------------------------           ------------------------------
Marnetics Broadband Technologies Ltd.           Idan Millenium Investments
                                                and Assets Company Ltd.













                                      -2-